Exhibit 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - March 19, 2010								.		Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	1Q-10	1Q-10	2Q-10	3Q-10	4Q-10
										A	E	E	E	E
The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein.  This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws.  Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.  We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC’s Web site at www.sec.gov.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified.  The average dayrate over the term of the contract will be lower and could be substantially lower.  The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control.  Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s Web site at www.sec.gov.

U.S. Gulf of Mexico Semisubmersibles (6)

Noble Danny Adkins - Newbuild	Bingo 9000	1999/2009	12,000'-DP	Singapore - Jurong	Shipyard		10/15/2009	-
				In-transit & acceptance testing	Shell	10/16/2009	4/09/2010	424-426	The rig arrived in the US Gulf of Mexico on 1/19/2010 and is expected to experience approximately 80 days of downtime.	59	12	9
				US GOM	Shell	4/10/2010	1/04/2014	446-448

Noble Clyde Boudreaux (a, b)	F&G 9500 Enhanced Pacesetter	1987/2007	10,000'	US GOM	Noble Energy	11/16/2009	11/15/2011	604-606		11

Noble Amos Runner (a)	Noble EVA 4000™	1982/1999	8,000'	US GOM	Anadarko	4/25/2008	3/08/2011	439-441			2

Noble Jim Thompson (a)	Noble EVA 4000™	1984/1999	6,000'	US GOM	Shell	3/02/2009	3/01/2011	504-506				4

Noble Paul Romano (a)	Noble EVA 4000™	1981/1998	6,000'	US GOM	Marathon	2/17/2009	2/16/2010	481-483
				US GOM	Marathon	2/17/2010	7/16/2010	374-376			2

Noble Lorris Bouzigard (b)	Pentagone 85	1975/2003	4,000'	US GOM	LLOG	6/23/2008	6/24/2010	269-271
				US GOM	LLOG	6/25/2010	6/24/2011	334-336

U.S. Gulf of Mexico Submersibles (2)
Noble Joe Alford	Pace Marine 85G	1982/2006	70’-C	US GOM	Shipyard	9/17/2009		-	Cold Stacked.	78	12	91	92	92

Noble Lester Pettus	Pace Marine 85G	1982/2007	70’-C	US GOM	Shipyard	6/10/2009		-	Cold Stacked.	78	12	91	92	92

Mexico Semisubmersible (1) (c)

Noble Max Smith	Noble EVA 4000™	1980/1999	7,000'	Bay of Campeche	Pemex	8/01/2008	7/31/2011	483-485		1

Mexico Jackups (12) (c, d)
Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	12/18/2009	3/17/2010	122-124	This contract commenced 6/18/2008. This contract reprices every three months based on an index of jackup rates in seven international regions. On 12/18/2009, the contract repriced at a dayrate of $122k-$124k.	1
				Bay of Campeche	Pemex	3/18/2010	6/17/2010	109-111	On 3/18/2010, the contract repriced at a new dayrate of $109k-$111k.

Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Bay of Campeche	Pemex	1/01/2010	6/03/2010	127-129	Received contract extension.

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of Campeche	Pemex	12/23/2009	3/31/2010	127-129	Received contract extension on Part 1 and Part 2. We have received a letter requesting an extension on Part 3 which, subject to agreement on dayrate, would extend the contract to 6/22/2010.

Noble Johnnie Hoffman	Baker Marine BMC 300	1976/1993	300’-IC	Bay of Campeche	Pemex	10/31/2007	4/14/2010	170-172	We have received a letter requesting an extension which, subject to agreement on dayrate, would extend the contract to 5/31/2010.

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	12/21/2007	6/20/2010	170-172		13

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of Campeche	Pemex	9/24/2007	3/20/2010	170-172				10
				Bay of Campeche	Pemex	3/21/2010	4/08/2010	84-86	Received contract extension to 4/08/2010. We have received an additional letter requesting a second extension which, subject to agreement on dayrate, would extend the contract to 6/07/2010.

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	12/18/2009	1/31/2010	104-106
This contract commenced 6/18/2008.  The contract reprices every three months based on an index of jackup rates in seven international regions.  On 12/18/2009, the contract repriced at a dayrate of $104k-$106k.

				Bay of Campeche	Pemex	2/01/2010	3/17/2010	104-106	Received contract extension.	14
				Bay of Campeche	Pemex	3/18/2010	5/29/2010	84-86	On 3/18/2010, the contract repriced at a new dayrate of $84k-$86k.

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of Campeche	Pemex	9/22/2007	3/21/2010	170-172				10
				Bay of Campeche	Pemex	3/22/2010	9/19/2010	84-86	Received contract extension.

Noble Roy Butler	F&G L-780 MOD II	1982/1998	250’-IC (f)	Bay of Campeche	Pemex	3/06/2009	4/23/2010	167-169	We have received a letter requesting an extension which, subject to agreement on dayrate, would extend the contract to 7/18/2010.	12

Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	10/13/2009	1/12/2010	92-94
This contract commenced 7/13/2008.  The contract reprices every three months based on an index of jackup rates in seven international regions.  On 10/13/2009, the contract repriced at a dayrate of $92k-$94k.

				Bay of Campeche	Pemex	1/13/2010	4/12/2010	76-78	On 1/13/2010, the contract repriced at a dayrate of $76k-$78k.			21
				Bay of Campeche	Pemex	4/13/2010	8/25/2010	67-69	The next date on which the contract is expected to reprice is 4/13/2010 at a dayrate of $67k-$69k.

Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	11/07/2009	2/06/2010	105-106	This contract commenced 8/07/2008. The contract reprices every three months based on an index of jackup rates in seven international regions. On 11/07/2009, the contract repriced at a dayrate of $105k-$106k.					10
				Bay of Campeche	Pemex	2/07/2010	12/06/2011	78-80	On 2/07/2010, the contract repriced at a new dayrate of $78k-$80k. The next date on which the contract is expected to reprice is 5/07/2010.

Noble Carl Norberg	MLT Class 82-C	1976/2003	250'-IC	Bay of Campeche	Pemex	12/02/2009	3/01/2010	91-93	This contract commenced on 3/02/2009. The contract reprices every three months based on an index of jackup rates in seven international regions. On 12/02/2009, the contract repriced at a dayrate of $91k-$93k.	1		10
				Bay of Campeche	Pemex	3/02/2010	3/02/2011	78-80	On 3/02/2010, the contract repriced at a new dayrate of $78k-$80k. The next date on which the contract is expected to reprice is 6/02/2010.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - March 19, 2010								.		Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	1Q-10	1Q-10	2Q-10	3Q-10	4Q-10
										A	E	E	E	E
The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein.  This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws.  Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.  We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC’s Web site at www.sec.gov.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified.  The average dayrate over the term of the contract will be lower and could be substantially lower.  The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control.  Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s Web site at www.sec.gov.

Brazil Semisubmersibles (3) (c )
Noble Dave Beard - Newbuild	F&G 9500 Enhanced Pacesetter	1986/2008	10,000'-DP	Customs/testing	Shipyard		3/18/2010	-
				Brazil	Petrobras	3/19/2010	3/18/2015	219-221	Eligible for a maximum 15% performance bonus.

Noble Paul Wolff	Noble EVA 4000™	1981/1999/ 2006	9,200'-DP	Brazil	Petrobras	11/04/2009	11/03/2014	427-429	Eligible for a maximum 15% performance bonus.	2

Noble Therald Martin (b)	Pentagone 85	1977/2004	4,000'	Brazil	Petrobras	4/11/2007	10/17/2010	113-115	Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	10/18/2010	10/17/2015	269-271	Eligible for a maximum of 10% performance bonus.	6

Brazil Drillships (3) (c )
Noble Roger Eason (b)	NAM Nedlloyd-C	1977/2005	7,200'-DP	Brazil	Petrobras	6/08/2009	3/14/2010	136-138	Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	3/15/2010	2/21/2012	346-348	Eligible for a maximum of 15% performance bonus.	6		39
				Brazil	Petrobras	2/22/2012	10/19/2012	89-91	Anticipate entering the shipyard for +/- 240 days for rig modifications, regulatory inspection, and sea trials, of which 150 days are expected to be paid at a dayrate of $89k-$91k.
				Brazil	Petrobras	10/20/2012	8/12/2016	346-348	Eligible for a maximum of 15% performance bonus.

Noble Leo Segerius (b)	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Petrobras	6/27/2009	3/07/2011	300-302	Eligible for a maximum of 15% performance bonus.	10	24
				Brazil	Petrobras	3/08/2011	11/03/2011	89-91	Anticipate entering the shipyard for +/- 240 days for rig modifications, regulatory inspection, and sea trials, of which 150 days are expected to be paid at a dayrate of $89k-$91k.					40
				Brazil	Petrobras	11/04/2011	1/23/2016	300-302	Eligible for a maximum of 15% performance bonus.

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,900’-DP	Brazil	Petrobras	5/21/2009	2/11/2013	289-291	Eligible for a maximum of 15% performance bonus.	25
				Brazil	Petrobras	2/12/2013	10/10/2013	89-91	Anticipate entering the shipyard for +/- 240 days for rig modifications, regulatory inspection, and sea trials, of which 150 days are expected to be paid at a dayrate of $89k-$91k.
				Brazil	Petrobras	10/11/2013	8/14/2015	289-291	Eligible for a maximum of 15% performance bonus.

North Sea Semisubmersible (1)
Noble Ton van Langeveld	Offshore Co. SCP III Mark 2	1979/2000	1,500'	United Kingdom	Centrica/Maersk	6/30/2009	6/29/2010	379-381
				United Kingdom	Centrica/Maersk	6/30/2010	8/14/2010	246-248	Plus a two well priced option; estimated time to complete each well is +/- 60 days.

North Sea/Mediterranean Semisubmersible (1)
Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2004	7,200	Libya	ExxonMobil	4/18/2009	4/17/2012	536-538	Uplift in dayrate for operations in Libya from contract dayrate of $505k-$507k per day included.

North Sea Jackups (9)
Noble Hans Deul	F&G JU-2000E	2009	400'-IC	Netherlands	Shell	2/06/2009	2/05/2011	127-129

Noble Scott Marks	F&G JU-2000E	2009	400'-IC	United Kingdom	Centrica	9/07/2009	9/06/2011	212-214	Dayrate includes cost escalation adjustments.

Noble Julie Robertson	Baker Marine Europe Class	1981/2001	390'-IC (e)	United Kingdom	Centrica	9/15/2009	9/14/2010	211-213

Noble Al White	CFEM T-2005-C	1982/2005	360’-IC	Netherlands	Total	12/03/2009	6/03/2011	111-113	Plus a six month priced option.	7

Noble Byron Welliver	CFEM T-2005-C	1982	300’-IC	Denmark (Esbjerg)	Shipyard	8/12/2009	3/02/2010	-	Upgrades and repairs, then available.	61
				United Kingdom	ATP	3/03/2010	08/03/2010	85-87

Noble Lynda Bossler	MSC/CJ-46	1982	250’-IC	Netherlands	Cirrus Energy	12/15/2009	1/22/2010	88-90
				Netherlands	Wintershall	1/23/2010	2/21/2010	94-96
				Netherlands	Shipyard	2/22/2010	4/18/2010	-		26	5	18
				Netherlands	Cirrus Energy	4/19/2010	8/19/2010	88-90	Plus a +/- 120 day priced option.

Noble Piet van Ede	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	8/24/2009	2/22/2010	151-153	Three well extension.
				Netherlands	Gaz de France	2/23/2010	8/15/2010	108-110	Two well extension; should enter the shipyard on 05/15/2010 for 30 days at zero dayrate.			30

Noble Ronald Hoope	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	1/01/2009	2/22/2010	211-213		3
				Netherlands	Gaz de France	2/23/2010	8/15/2010	92-94	Plus two priced option wells; estimated time to complete each well is +/- 60 days.

Noble George Sauvageau	NAM Nedlloyd-C	1981	250’-IC	Netherlands	Wintershall	1/01/2010	12/31/2010	117-119
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - March 19, 2010								.		Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	1Q-10	1Q-10	2Q-10	3Q-10	4Q-10
										A	E	E	E	E
The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein.  This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws.  Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.  We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC’s Web site at www.sec.gov.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified.  The average dayrate over the term of the contract will be lower and could be substantially lower.  The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control.  Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s Web site at www.sec.gov.

West Africa Jackups (5) (c )
Noble Percy Johns	F&G L-780 MOD II	1981/1995	300’-IC	Nigeria	ExxonMobil	3/28/2009	3/25/2010	182-184

Noble Tommy Craighead	F&G L-780 MOD II	1982/2003	300’-IC	Cameroon	Shipyard	5/19/2009	4/24/2010	-	Available.	78	12	24
				Cameroon	EurOil	4/25/2010	8/29/2010	89-91	Received contract for two wells plus two - one well priced options.

Noble Ed Noble	MLT Class 82-SD-C	1984/2003	250’-IC	Nigeria	ExxonMobil	7/03/2009	1/31/2010	114-116
				Nigeria	ExxonMobil	2/01/2010	TBD	84-86	Well-to-well extensions; subject to a 30-day notice of cancellation.

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Nigeria	Oando	11/17/2009	1/06/2010	94-96
				Nigeria	Amni	1/07/2010	4/20/2010	89-91

Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Cameroon	Shipyard	3/11/2009		-	Available.	78

Arabian Gulf Jackups (14) (c )
Noble Roger Lewis	F&G JU-2000E	2007	400'-IC	Qatar	Shell	2/03/2008	4/15/2010	104-106
				UAE/Hamriyah	Shipyard	4/16/2010	8/14/2010	-	Installation of leg extensions; upgrading steel.			88	32

Noble Jimmy Puckett	F&G L-780 MOD II	1982/2002	300'-IC	Qatar	RasGas	6/19/2009	3/31/2010	59-61
				Qatar	RasGas	4/01/2010	3/31/2012	71-73	Option wells converted to a fixed contract which is subject to 120-day notice of cancellation plus a two-year priced option.

Noble Kenneth Delaney	F&G L-780 MOD II	1983/1998	300'-IC	Qatar	QatarGas 3 & 4	6/08/2009	3/31/2010	162-164

Noble Gus Androes	Levingston Class 111-C	1982/2004	300'-IC	Qatar	Maersk Oil Qatar	8/11/2009	8/10/2010	51-53	Rig substitution for Noble David Tinsley contract; rig to serve as an accommodation. Contract is for a minimum of eight months firm and is subject to a four month cancellation notice.

Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300'-IC	Qatar	Total	4/05/2009	6/03/2010	84-86	Contract is subject to a 60-day notice of cancellation.

Noble Mark Burns	Levingston Class 111-C	1980/2005	300'-IC	UAE (Dubai)	Dubai Petroleum	10/12/2009	10/11/2011	#	Rate withheld at request of operator. Contract is subject to a 90-day notice of cancellation after 18 months.		30	21

Noble Roy Rhodes	MLT Class 116-C	1979/2009	300’-IC	UAE (Sharjah)	Shipyard	4/16/2009	2/01/2010	-	Upgrades and regulatory inspection, then available.	78

Noble Cees van Diemen	Modec 300C-38	1981/2004	300'-IC	Qatar	NPCC	11/10/2009	3/22/2010	52-54	Accommodation work.

Noble David Tinsley	Modec 300C-38	1981/2004	300'-IC	UAE (Hamriyah)	Shipyard	5/09/2009	9/15/2010	-	Estimated timing for leg repair/replacement.	78	12	91	92

Noble Gene House	Modec 300C-38	1981/1998	300'-IC	Qatar	Maersk Oil Qatar	5/21/2009	4/30/2010	47-49	Accommodation work.

Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280’-IC	UAE (Hamriyah)	Shipyard	12/01/2009		-	Available.	78

Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	UAE (Hamriyah)	Shipyard	11/12/2009	2/03/2010	-	Upgrades and regulatory inspection.	34
				Qatar	RasGas	2/04/2010	2/03/2011	47-49	Accommodation work. Contract is subject to a 120-day notice of cancellation.

Dhabi II	Baker Marine BMC 150	1982/2006	150'-IC	UAE (Abu Dhabi)	ADOC	7/15/2008	7/14/2011	91-93

Noble Dick Favor	Baker Marine BMC 150	1982/2004	150'-IC	Bahrain	Occidental	12/29/2009	2/17/2010	69-71
				UAE (Hamriyah)	Shipyard	2/18/2010		-	Available.	29
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - March 19, 2010								.		Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	1Q-10	1Q-10	2Q-10	3Q-10	4Q-10
										A	E	E	E	E
The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein.  This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws.  Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.  We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which are available free of charge on the SEC’s Web site at www.sec.gov.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified.  The average dayrate over the term of the contract will be lower and could be substantially lower.  The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control.  Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s Web site at www.sec.gov.

India Jackups (3) (c, d)
Noble Ed Holt	Levingston Class 111-C	1981/2003	300’-IC	India	Shipyard	11/26/2009	2/22/2010	-	Upgrades and regulatory inspection.	53
				India	Jindal/ONGC	2/23/2010	2/22/2015	58-60	Rig bareboat chartered to Jindal which is contracted with ONGC.

Noble George McLeod	F&G L-780 MOD II	1981/1995	300’-IC	India	Jindal/ONGC	1/05/2009	1/04/2012	132-134	Rig bareboat chartered to Jindal which is contracted with ONGC.

Noble Charlie Yester	MLT Class 116-C	1980	300’-IC	India	Jindal/ONGC	12/30/2009	3/25/2010	59-61	Rig bareboat chartered to Jindal which is contracted with ONGC. Drilling well-to-well extension.			30

Far East Semisubmersibles (1)
Noble Jim Day - Newbuild	Bingo 9000	1999/2009	12,000'-DP	Singapore - Jurong	Shipyard		5/31/2010	-	Mobilization delay caused by heavy lift company.
				In-transit & acceptance testing	Marathon	6/1/2010	9/14/2010	-	Lump sum fee will offset mobilization costs. The drilling contract for the Noble Jim Day contains a termination right in the event the rig is not ready to commence operations by December 31, 2010.
				US GOM	Marathon	9/15/2010	9/14/2014	514-516

Far East Drillship (1)
Globetrotter - Newbuild	Globetrotter Class	2011	10,000'-DP	Dalian, China - STX / Netherlands - Huisman	Shipyard		9/30/2011	-
				In-transit & acceptance testing	TBA	10/01/2011	12/31/2011
				TBA	TBA	1/01/2012	TBA	TBA	Available.

										920	123	587	308	234

(a)	Unit has been upgraded to the NC-5SM mooring standard.
(b)	Rig utilizes the Aluminum Alloy Riser technology.
(c)	In various market segments, the Company contracts with certain parties for the provision of certain local services and advice. Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.	2010 Total: (includes: shipyard, stacked, & downtime days.)	2172
(d)	Listed rigs are modified bareboat charter; cost structure varies by region.
(e)	Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.
(f)	Rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the rig to operate in up to 300' of water.

*	A = Actual approximate downtime incurred during the quarter indicated as of the report date; E = Estimated additional downtime days expected to occur as of the report date.

# =	Rate withheld at request of operator.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.